OPPENHEIMER EMERGING GROWTH FUND

                         Initial Registration Statement


                                  EXHIBIT INDEX


Exhibit No.       Description

                  Powers of Attorneys for all Trustees/Directors

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Leon Levy
                                    Leon Levy





EnterpriseII\Powers




                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.





Dated:      August 18, 2000

/s/ Donald W. Spiro
Donald W. Spiro




EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.





Dated:      August 18, 2000

/s/ Robert G. Galli
Robert G. Galli



EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.





Dated:      August 18, 2000


/s/ Benjamin Lipstein
Benjamin Lipstein




EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer World Bond Fund (the "Funds"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.





Dated:      August 18, 2000

/s/ Bridget A. Macaskill
Bridget A. Macaskill




EnterpriseII\Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in their capacity as officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer World Bond Fund (the "Funds"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.





Dated:      August 18, 2000

/s/ Elizabeth B. Moynihan
Elizabeth B. Moynihan





EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Kenneth A. Randall
Kenneth A. Randall




EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Edward V. Regan
Edward V. Regan




EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Russell S. Reynolds, Jr.
----------------------------
Russell S. Reynolds, Jr.




EnterpriseII\Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

 /s/ Brian W. Wixted
Brian W. Wixted




EnterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Clayton K. Yeutter
Clayton K. Yeutter



enterpriseII/Powers

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






Dated:      August 18, 2000

/s/ Phillip A. Griffiths
Phillip A. Griffiths



enterpriseII/Powers